                                                                     EXHIBIT 4.1


           ---------------------------------------------------------


                             SUPPLEMENTAL INDENTURE

                           Dated as of _________, ____

                                     to the

                                    INDENTURE

                                      among

                             RAILWORKS CORPORATION,

                          the GUARANTORS named therein

                                       and

                      FIRST UNION NATIONAL BANK, as Trustee

                            Dated as of April 7, 1999


           ---------------------------------------------------------

         SUPPLEMENTAL INDENTURE, dated as of ________, ____ (the "Supplemental Indenture"), among RailWorks Corporation, a Delaware corporation (the "Company"), each of the Guarantors named herein, as guarantors (the "Guarantors"), and First Union National Bank, as trustee (the "Trustee"), to the Indenture (the "Indenture") dated as of April 7, 1999 among the Company, the Guarantors and the Trustee. All capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Indenture.

         WHEREAS, subsequent to the date of the Indenture, the Company has acquired a domestic Restricted Subsidiary having total assets with a book value in excess of $________ (the "Acquired Subsidiary");

         WHEREAS, pursuant to Section 4.19 of the Indenture, the Company and the Acquired Subsidiary are required to execute and deliver to the Trustee a supplemental indenture pursuant to which the Acquired Subsidiary shall unconditionally guarantee on a senior subordinated basis all of the Company's obligations under the Notes and the Indenture on the terms set forth in the Indenture; and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Company, the Guarantors and the Trustee together may amend or supplement the Indenture without the consent of the Holders of the Notes to make provisions with respect to matters arising under the Indenture so long as the changes do not adversely affect the rights of the Holders in any material respect;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1.       Guarantee of Company's Obligations Under the Notes and the
                  Indenture

         The Acquired Subsidiary hereby fully and unconditionally, jointly and severally with all other Guarantors, guarantees, on an unsecured senior subordinated basis subject to Article Twelve of the Indenture, all of the Company's obligations under the Notes and the Indenture on the terms set forth in the Indenture. The Acquired Subsidiary hereby agrees that it shall be a "Guarantor" for all purposes under the Indenture.

         2.       No Other Changes.

         Except as expressly supplemented hereby, all of the terms and provisions of the Indenture shall continue in full force and effect. All references to "Indenture" in the Indenture shall be understood to refer to the Indenture, as supplemented by this Supplemental Indenture.

         3.       Ratification of Indenture.

         The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

         4.       Governing Law.

         THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

         5.       Severability.

         In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

         6.       Counterparts.

         All parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

                             RAILWORKS CORPORATION


                             By:
                                -----------------------------------------------
                                Name:  Michael Azarela
                                Title: Executive Vice President


                             GUARANTORS:

                             ALPHA-KEYSTONE ENGINEERING, INC.,
                                as guarantor


                             By:
                                -----------------------------------------------
                                Name:   Michael R. Azarela
                                Title:  Executive Vice President


                             ARMCORE ACQUISITION CORP.,
                                as guarantor


                             By:
                                -----------------------------------------------
                                Name:   Michael R. Azarela
                                Title:  Executive Vice President


                             ARMCORE RAILROAD CONTRACTORS, INC.
                                as guarantor


                             By:
                                -----------------------------------------------
                                Name:   Michael R. Azarela
                                Title:  Executive Vice President


                             ANNEX RAILROAD BUILDERS, INC.,
                                as guarantor


                             By:
                                -----------------------------------------------
                                Name:  Michael R. Azarela
                                Title: Executive Vice President

                             BIRMINGHAM WOOD, INC.,
                             as guarantor


                             By:
                                -----------------------------------------------
                                Name:        Michael R. Azarela
                                Title:       Executive Vice President


                             COMSTOCK HOLDINGS, INC.,
                             as guarantor


                             By:
                                -----------------------------------------------
                                Name:        C. William Moore
                                Title:       President


                             L.K. COMSTOCK & COMPANY, INC.,
                             as guarantor


                             By:
                                -----------------------------------------------
                                Name:        C. William Moore
                                Title:       Vice Chairman


                             COMTRAK CONSTRUCTION, INC.,
                             as guarantor


                             By:
                                -----------------------------------------------
                                Name:        Michael R. Azarela
                                Title:       Executive Vice President


                             CONDON BROTHERS, INC.,
                                  as guarantor


                             By:
                                -----------------------------------------------
                                Name:        Michael R. Azarela
                                Title:       Executive Vice President

                            CPI CONCRETE PRODUCTS INCORPORATED,
                            as guarantor


                            By:
                               ------------------------------------------------
                               Name:        Michael R. Azarela
                               Title:       Executive Vice President


                            EARL CAMPBELL CONSTRUCTION COMPANY, INC., as guarantor


                            By:
                               ------------------------------------------------
                               Name:        Michael R. Azarela
                               Title:       Executive Vice President


                            FCM RAIL, LTD., as guarantor


                            By:
                               ------------------------------------------------
                               Name:        Michael R. Azarela
                               Title:       Executive Vice President


                            F&V METRO RW, INC., as guarantor


                            By:
                               ------------------------------------------------
                               Name:        Michael R. Azarela
                               Title:       Executive Vice President


                            RWKS TRANSIT, INC.,
                            as guarantor


                            By:
                               ------------------------------------------------
                               Name:        Michael R. Azarela
                               Title:       Executive Vice President

                               GANTREX RW, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               GANTREX CORPORATION,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               GANTREX SYSTEMS, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               H.P. MCGINLEY INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               IMPULSE ENTERPRISES OF NEW YORK, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President

                               KENNEDY RAILROAD BUILDERS, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               M-TRACK ENTERPRISES, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               McCORD TREATED WOOD, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               MERIT RAILROAD CONTRACTORS, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               MIDWEST CONSTRUCTION SERVICES, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President

                               MID WEST RW, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               MID WEST RAILROAD CONSTRUCTION &
                               MAINTENANCE CORPORATION OF
                               WYOMING, as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               MINNESOTA RAILROAD SERVICE, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               NEOSHO INCORPORATED,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               NEOSHO CONSTRUCTION COMPANY, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President

                               NEOSHO INTERNATIONAL, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               NEOSHO ASIA, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               NEOSHO CENTRAL AMERICA, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               NEOSHO CONTRACTORS, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               NEW ENGLAND RAILROAD CONSTRUCTION
                               CO., INC., as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President

                               NORTHERN RAIL SERVICE AND SUPPLY
                               COMPANY, INC., as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               PARSONS RAILWAY SHOPS, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               R. & M. B. RAIL CO., INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               RAILCORP, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               RAILROAD SERVICE, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President

                               RAILROAD SPECIALTIES, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               RAILWORKS CANADA, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               SHELDON ELECTRIC, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               SOUTHERN INDIANA WOOD
                               PRESERVING CO., INC., as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               U.S. TRACKWORKS, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President

                               U.S. RAILWAY SUPPLY, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President



                               V & R ELECTRICAL CONTRACTORS, INC.
                               as guarantor


                              By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               WM. A. SMITH CONSTRUCTION CO. INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               WM. A. SMITH RERAILING SERVICES, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President


                               WOOD WASTE ENERGY, INC.,
                               as guarantor


                               By:
                                  ---------------------------------------------
                                  Name:        Michael R. Azarela
                                  Title:       Executive Vice President

                              W.T. BYLER, INC.,
                              as guarantor


                              By:
                                 ----------------------------------------------
                                 Name:        Michael R. Azarela
                                 Title:       Executive Vice President

                              ACQUIRED SUBSIDIARY:

                              [NAME OF ACQUIRED SUBSIDIARY]


                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                              TRUSTEE:

                              FIRST UNION NATIONAL BANK,
                              as Trustee


                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title: